EXHIBIT 10.100

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350) →	RATING DO-C9	PAGE OF PAGES 1 53
2. CONTRACT (PROC. INST. IDENT.) NO. F41624-01-D-8552	3. EFFECTIVE DATE 08 MAY 2001	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. See Schedule	

5. ISSUED BY HSW/PKVC CODE FA8903
AIR FORCE MATERIAL COMMAND
311TH HUMAN SYSTEMS WING/PKV
3207 NORTH ROAD
BROOKS AFB TX 78235-5363
YNUAKA NEWSOME (210) 536-4505
Ynuaka.newsome@hqafcee.brooks.af.mil

6. ADMINISTERED BY (IF OTHER THAN ITEM 5) CODE S2404A
DCM MANASSAS
10500 BATTLEVIEW PKWY
SUITE 200
MANASSAS VA 20109-2342

SCD: C PAS: S2404A0D03APC

7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)
VERSAR, INC.
6850 VERSAR
SPRINGFIELD VA 22151
(703) 750-3000

See Section G for the Remittance Address

CAGE CODE 4E746 FACILITY CODE

8. DELIVERY
☒ FOB Origin ☐ Other (see below)

9. DISCOUNT FOR PROMPT PAYMENT
N

10. SUBMIT INVOICES *(4 COPIES UNLESS OTHERWISE SPECIFIED)* TO THE ADDRESS SHOWN IN → ITEM See Block 12

11. SHIP TO/MARK FOR CODE
See Section F

12. PAYMENT WILL BE MADE BY CODE HQ0338
DFAS-CO/SOUTH ENTITLEMENT OPER
P O BOX 182264
COLUMBUS OH 43218-2264

EFT: T

13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION

14. ACCOUNTING AND APPROPRIATION DATA

15A. ITEM NO	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
See Section B					

15G. TOTAL AMOUNT OF CONTRACT → See Section G, PKV-G1

16. Table of Contents

	SEC	DESCRIPTION	PAGE(S)		SEC	DESCRIPTION	PAGE(S)
		PART I – THE SCHEDULE				*PART II – CONTRACT CLAUSES*	
√	A	SOLICITATION/CONTRACT FORM	1	√	I	CONTRACT CLAUSES	30
√	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2			*PART III – LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS*	
√	C	DESCRIPTION/SPECS./WORK STATEMENT	10	√	J	LIST OF ATTACHMENTS	53
√	D	PACKAGING AND MARKING	11			*PART IV – REPRESENTATIONS AND INSTRUCTIONS*	
√	E	INSPECTION AND ACCEPTANCE	12		K	REPRESENTATIONS, CERTIFICATIONS OTHER STATEMENTS OF OFFERORS	
√	F	DELIVERIES OR PERFORMANCE	16				
√	G	CONTRACT ADMINISTRATION DATA	17		L	INSTRS., CONDS., AND NOTICES TO	
√	H	SPECIAL CONTRACT REQUIREMENTS	21		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ Contractor's Negotiated Agreement (Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and © such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☐ Award (Contractor is not required to sign this document). Your offer on solicitation number _ including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)
Lawrence A. White
Executive Vice President

20A. NAME OF CONTRACTING OFFICER
MATTHEW A. SINNING
Matt.sinning@brooks.af.mil

19B. Name of Contractor	*19C. Date Signed*	*20B. United States of America*	*20C. Date Signed*
by /S/ Lawrence A. White (signature of person authorized to sign)	*10 May 2001*	*by /S/ Matthew A. Sinning (signature of Contracting Officer)*	*11 May 01*

NSN 7540-01-152-8069
Previous Editions unusable
ConWrite Version 4.0.7

STANDARD FORM 26 (Rev 4-85)
Prescribed by GSA FAR (48 CFR) 53.214(a)
Created 22 Apr 2001 3:58 PM

25

PART I — THE SCHEDULE

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

SECTION B
SUPPLIES OR SERVICES AND PRICES/COST

1. AIR FORCE MATERIAL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES IN FULL TEXT

      THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO COST-REIMBURSEMENT TASK ORDER EFFORTS ONLY.

5352.216-9001 PAYMIENT OF FEE (AFMC) (CPFF) (JUL 1997)

The estimated cost and fee for this contract are shown below. The applicable fixed fee or target fee set forth below may be increased or decreased only by negotiation and modification of the contract for added or deleted work. As determined by the contracting officer, it shall be paid as it accrues, in regular installments based upon the percentage of completion of work (or the expiration of the agreed-upon period(s) for term contracts).

Estimated Cost:	$ [TBD at Task Order level]

Fixed Fee:	$ [TBD at Task Order level]

5352.232-9001 IMPLEMENTATION OF LIMITATION OF FUNDS (AFMC) (JUL 1997)

(a)       The sum allotted to this contract and available for payment of costs under F41624-018552-_________ through DD/MMM/YY in accordance with the clause in Section I entitled “Limitation of Funds” is $______________.

(b)       In addition to the amount allotted under the “Limitation of Funds” clause, the additional amount of $________________ is obligated for payment of fee for work completed under CLIN(s) ___________________.

[All Fill-ins TBD at Task Order level]

11.       OTHER CONTRACT CLAUSES IN FULL TEXT

      A. THE FOLLOWING FULL TEXT CLAUSE SHALL BE APPLICABLE TO COST-REIMBURSEMENT AND FIXED-PRICE TASK ORDER EFFORTS.

PKV-B1 CONTRACT TYPE (SEP 2000)

Pursuant to FAR 16.102(b), it is in the Government’s best interest to award this contract with the following contract types which shall be established with each Task Order.

AMIS Coding	Contract Type

R	COST PLUS AWARD FEE (CPAF)

U	COST PLUS FIXED FEE (CPFF)

J	FIRM FIXED PRICE (FFP)

L	FIXED PRICE INCENTIVE (FPI)

SECTION B F41624-01-D-8552

PART I — THE SCHEDULE

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

      B. THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO COST-REIMBURSEMENT TASK ORDER EFFORTS ONLY.

BOO1 ESTIMATED COST (FULLY FUNDED) (MAY 1997)

Pursuant to FAR 52.232-20, “Limitation of Cost,” SECTION I hereof, the estimated cost is $                   [TBD at Task Order level].

B038 CONTRACT TYPE: COST-PLUS-AWARD-FEE (FEB 1997)

Contractor shall be reimbursed for performance of this contract in accordance with the contract clauses and the following additional terms:

      (a) The total estimated cost of performance is $

      (b) The base fee is $

      (c) The maximum award fee is $

      (d) The award fee earned for performance from inception of contract through the evaluation period ending                                    has been determined to be $

      [All Fill-ins TBD at Task Order level]

      C. THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO FIXED-PRICED TASK ORDER EFFORTS ONLY.

B028 CONTRACT TYPE: FIRM FIXED PRICE (FEB 1997)

Total Price:
Applicable to following Line Items:

[All Fill-ins TBD at Task Order level]

SECTION B F41624-01-D-8552

PART I — THE SCHEDULE

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

B030 CONTRACT TYPE: FIXED-PRICE-INCENTIVE — FIRM TARGET (FEB 1997)

The target cost, target profit, and target price contemplated by the contract clause entitled, “Incentive Price Revision—Firm Target,” are set forth below. The contract line items subject to price revision, ceiling price, and the profit adjustment formula are set forth in 52.216-16.

Target Cost                   (insert target cost)
Target Profit                   (insert target profit)
Target Price                    (insert target price)
Ceiling Price                   (insert ceiling price)

Applicable to following Line Items:                   (insert applicable line items)

[All Fill-ins TBD at Task Order level]

SECTION B F41624-01-D-8552

PART I — THE SCHEDULE

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

      III. CONTRACT LINE ITEMS

		Qty	Unit Price

ITEM	SUPPLIES OR SERVICES	Purch Unit	Total Item Amount

0001

	Noun:	ENVIRONMENTAL REMEDIATION AND CONSTRUCTION EFFORTS — COST PLUS FIXED FEE

	Security:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           The contractor shall provide the necessary effort for environmental remediation of various AFCEE customer sites as set forth in Attachment 1, Statement of Work (SOW), dated 19 Apr 01, and attached to Section J hereof. Specific work and the total amount shall be defined in individual task orders issued pursuant to FAR 52.216-18, “Ordering,” and IAW the Task Order SOW or Statement of Objectives (SOO).

0002

	Noun:	DATA — EXHIBITS A, B, AND C — COST PLUS FIXED FEE

	Security:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           The contractor shall provide data in accordance with Contract Data Requirements List (CDRL), DD Form 1423-1 dated 25 Oct 00, designated as Exhibits A, B, and C and attached to Section J hereof. Specific data requirements will be identified on individual task orders. This CLIN is Not Separately Priced (NSP). The prices associated with this CLIN are to be included with the funding for CLIN 0001.

0003

	Noun:	ENVIRONMENTAL REMEDIATION AND CONSTRUCTION EFFORTS — FIRM FIXED PRICE

	Securitv:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           The contractor shall provide the necessary effort for environmental remediation of various AFCEE customer sites as set forth in Attachment 1, Statement of Work (SOW), dated 19 Apr 01, and attached to Section J hereof. Specific work and the total amount shall be defined in individual task orders issued pursuant to FAR 52.216-18, “Ordering,” and IAW the Task Order SOW or Statement of Objectives (SOO).

SECTION B F41624-01-D-8552

PART I — THE SCHEDULE

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

		Qty	Unit Price

ITEM	SUPPLIES OR SERVICES	Purch Unit	Total Item Amount

0004

	Noun:	DATA — EXHIBITS A, B, AND C — FIRM FIXED PRICE

	Security:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           The contractor shall provide data in accordance with Contract Data Requirements List (CDRL), DD Form 1423-1 dated 25 Oct 00, designated as Exhibits A, B, and C and attached to Section J hereof. Specific data requirements will be identified on individual task orders. This CLIN is Not Separately Priced (NSP). The prices associated with this CLIN are to be included with the funding for CLIN 0003.

0005

	Noun:	ENVIRONMENTAL REMEDIATION AND CONSTRUCTION EFFORTS — FIXED PRICE INCENTIVE

	Security:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           The contractor shall provide the necessary effort for environmental remediation of various AFCEE customer sites as set forth in Attachment 1, Statement of Work (SOW), dated 19 Apr 01, and attached to Section J hereof. Specific work and the total amount shall be defined in individual task orders issued pursuant to FAR 52.216-18, “Ordering,” and IAW the Task Order SOW or Statement of Objectives (SOO).

0006

	Noun:	DATA — EXHIBITS A, B, AND C — FIXED PRICE INCENTIVE

	Security:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           The contractor shall provide data in accordance with Contract Data Requirements List (CDRL), DD Form 1423-1 dated 25 Oct 00, designated as Exhibits A, B, and C and attached to Section J hereof. Specific data requirements will be identified on individual task orders. This CLIN is Not Separately Priced (NSP). The prices associated with this CLIN are to be included with the funding for CLIN 0005.

SECTION B F41624-01-D-8552

PART I — THE SCHEDULE

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

		Qty	Unit Price

ITEM	SUPPLIES OR SERVICES	Purch Unit	Total Item Amount

0007

	Noun:	ENVIRONMENTAL REMEDIATION AND CONSTRUCTION EFFORTS — COST PLUS AWARD FEE

	Security:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           The contractor shall provide the necessary effort for environmental remediation of various AFCEE customer sites as set forth in Attachment 1, Statement of Work (SOW), dated 19 Apr 01, and attached to Section J hereof. Specific work and the total amount shall be defined in individual task orders issued pursuant to FAR 52.216-18, “Ordering,” and IAW the Task Order SOW or Statement of Objectives (SOO).

0008

	Noun:	DATA — EXHIBITS A, B, AND C — COST PLUS AWARD FEE

	Security:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           The contractor shall provide data in accordance with Contract Data Requirements List (CDRL), DD Form 1423-1 dated 25 Oct 00, designated as Exhibits A, B, and C and attached to Section J hereof. Specific data requirements will be identified on individual task orders. This CLIN is Not Separately Priced (NSP). The prices associated with this CLIN are to be included with the funding for CLIN 0007.

0009

	Noun:	AWARD FEE POOL — EVALUATION PERIOD 1

	Security:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 1. The period of performance of evaluation period 1 is from _________ to _________ [TBD at issuance of the first CPAF task order].

SECTION B F41624-01-D-8552

PART I — THE SCHEDULE

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

		Qty	Unit Price

ITEM	SUPPLIES OR SERVICES	Purch Unit	Total Item Amount

0010

	Noun:	AWARD FEE POOL — EVALUATION PERIOD 2

	Security:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 2. The period of performance of evaluation period 2 is from _________ to _________ [TBD at issuance of the first CPAF task order].

0011

	Noun:	AWARD FEE POOL — EVALUATION PERIOD 3

	Security:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 3. The period of performance of evaluation period 3 is from _________ to _________ [TBD at issuance of the first CPAF task order].

0012	Noun:	AWARD FEE POOL — EVALUATION PERIOD 4

	Security:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 4. The period of performance of evaluation period 4 is from _________ to _________ [TBD at issuance of the first CPAF task order].

0013

	Noun:	AWARD FEE POOL — EVALUATION PERIOD 5

	Security:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 5. The period of performance of evaluation period 5 is from _________ to _________ [TBD at issuance of the first CPAF task order].

SECTION B F41624-01-D-8552

PART I — THE SCHEDULE

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

		Qty	Unit Price

ITEM	SUPPLIES OR SERVICES	Purch Unit	Total Item Amount

0014

	Noun:	AWARD FEE POOL — EVALUATION PERIOD 6

	Security:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 6. The period of performance of evaluation period 6 is from _________ to _________ [TBD at issuance of the first CPAF task order].

0015

	Noun:	AWARD FEE POOL — EVALUATION PERIOD 7

	Security:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 7. The period of performance of evaluation period 7 is from _________ to _________ [TBD at issuance of the first CPAF task order].

0016

	Noun:	AWARD FEE POOL — EVALUATION PERIOD 8

	Security:	U

	NSN:	N — Not Applicable

Descriptive Data:

                           This CLIN is established to accumulate funds and for the payment of the award fee pool for each CPAF task order in evaluation period 8. The period of performance of evaluation period 8 is from _________ to _________ [TBD at issuance of the first CPAF task order].

SECTION B F41624-01-D-8552

PART I — THE SCHEDULE

SECTION C — DESCRIPTION/SPECS./WORK STATEMENT

SECTION C
DESCRIPTION/SPECS/WORK STATEMENT

C003 INCORPORATED DOCUMENTS/REQUIREMENTS (APR 1998)

I.     The work to be performed will be in accordance with the Statement of Work (SOW) set forth in Attachment I as listed in Section J and as Stated in Section B of this contract. Specific work requirements will be identified in individual Task Orders through the SOW or the Statement of Objective (SOO).

II.     The specifications for data, as identified in the Contract Data Requirements List (CDRL), are included herein as Exhibits A, B and C as listed in Section J of this contract. Specific data deliverable requirements will be identified in individual Task Orders.

SECTION C F41624-01-D-8552

PART I — THE SCHEDULE

SECTION D — PACKAGING AND MARKING

SECTION D
PACKAGING AND MARKING

I. AIR FORCE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES BY REFERENCE

      THE FOLLOWING INCORPORATED BY REFERENCE CLAUSES SHALL BE APPLICABLE TO COST-REIMBURSEMENT AND FIXED-PRICE TASK ORDER EFFORTS.

5352.247-9009	MILITARY PACKAGING AND MARKING (AFMC) (SEP 1998)

5352.247-9011	PACKAGING AND MARKING OF HAZARDOUS MATERIALS (AFMC) (SEP 1998)

II. OTHER CONTRACT CLAUSES IN FULL TEXT

      THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO COST-REIMBURSEMENT AND FIXED-PRICE TASK ORDER EFFORTS.

DOO1 PRESERVATION, PACKAGING, PACKING AND MARKING REQUIREMENTS (FEB 1997)

Preservation, packaging, packing and marking shall be set forth in the individual Task Order.

PKV-D1 MARKING OF SHIPMENTS (ALTERNATE I) (SEP 2000)

(a)      The contractor shall mark all shipments under this contract in accordance with MIL-STD-129 entitled, “Marking for Shipment and Storage.”

(b)      Each shipment of material and/or data shall be clearly marked to show the following information:

MARKFOR:	ContractNumberF41624-01-D-8552

Task Order Number

Item Number

[All Fill-ins TBD at Task Order level]

SECTION D F41624-01-D-8552

PART I — THE SCHEDULE

SECTION E — INSPECTION AND ACCEPTANCE

SECTION E
INSPECTION AND ACCEPTANCE

I. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES BY REFERENCE

      A.         THE FOLLOWING INCORPORATED BY REFERENCE CLAUSES SHALL BE APPLICABLE TO COST-REIMBURSEMENT AND FIXED-PRICE TASK ORDER EFFORTS.

52.246-01	CONTRACTOR INSPECTION REQUIREMENTS (APR 1984)

52.246-13	INSPECTION — DISMANTLING, DEMOLITION, OR REMOVAL OF IMPROVEMENTS (AUG 1996)

      B.         THE FOLLOWING INCORPORATED BY REFERENCE CLAUSES SHALL BE APPLICABLE TO FIXED-PRICE TASK ORDER EFFORTS ONLY.

52.246-12 INSPECTION OF CONSTRUCTION (AUG 1996)

II. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSE BY REFERENCE

      THE FOLLOWING INCORPORATED BY REFERENCE CLAUSE SHALL BE APPLICABLE TO COST-REIMBURSEMENT AND FIXED-PRICE TASK ORDER EFFORTS.

252.246-7000 MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

III. AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSE BY REFERENCE

      THE FOLLOWING INCORPORATED BY REFERENCE CLAUSE SHALL BE APPLICABLE TO COST-REIMBURSEMENT AND FIXED-PRICE TASK ORDER EFFORTS.

5352.246-9001	INSPECTION AND ACCEPTANCE (AFMC) (JUL 1997) para (a), offeror’s plant location: [TBD at Task Order level] para (a), offeror’s packaging or final inspection and acceptance location [TBD at Task Order level]

SECTION E F41624-01-D-8552

PART I — THE SCHEDULE

SECTION E — INSPECTION AND ACCEPTANCE

      IV. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES IN FULL TEXT

      THE FOLLOWING FULL TEXT CLAUSE SHALL BE APPLICABLE TO COST-REIMBURSEMENT TASK ORDER EFFORTS ONLY.

52.246-12 INSPECTION OF CONSTRUCTION (AUG 1996) (DEVIATION)

      (a) Definition. “Work” includes, but is not limited to, materials, workmanship, and manufacture and fabrication of components.

      (b) The Contractor shall maintain an adequate inspection system and perform such inspections as will ensure that the work performed under the contract conforms to contract requirements. The Contractor shall maintain complete inspection records and make them available to the Government. All work shall be conducted under the general direction of the Contracting Officer and is subject to Government inspection and test at all places and at all reasonable times before acceptance to ensure strict compliance with the terms of the contract.

      (c) Government inspections and tests are for the sole benefit of the Government and do not –

(1)	Relieve the Contractor of responsibility for providing adequate quality control measures;

(2)	Relieve the Contractor of responsibility for damage to or loss of the material before acceptance;

(3)	Constitute or imply acceptance; or

(4)	Affect the continuing rights of the Government after acceptance of the completed work under paragraph (i) of this section.

      (d) The presence or absence of a Government inspector does not relieve the Contractor from any contract requirement, nor is the inspector authorized to change any term or condition of the specification without the Contracting Officer’s written authorization.

      (e) The Contractor shall promptly furnish, at no increase in the estimated task order cost and fee, all facilities, labor, and material reasonably needed for performing such safe and convenient inspections and tests as may be required by the Contracting Officer. The Government shall perform all inspections and tests in a manner that will not unnecessarily delay the work. Special, full size, and performance tests shall be performed as described in the contract.

SECTION E F41624-01-D-8552

PART I — THE SCHEDULE

SECTION E — INSPECTION AND ACCEPTANCE

      (f) The Contractor shall, at no increase in the estimated task order cost and fee, replace or correct work found by the Government not to conform to contract requirements, unless in the public interest the Government consents to accept the work. The Contractor shall promptly segregate and remove rejected material from the premises.

      (g) If the Contractor does not promptly replace or correct rejected work, the Government may by contract or otherwise, replace or correct the work.

      (h) If, before acceptance of the entire work, the Government decides to examine already completed work by removing it or tearing it out, the Contractor, on request, shall promptly furnish all necessary facilities, labor, and material. The Contracting Officer shall make an equitable adjustment for the additional services involved in the examination and reconstruction, including, if completion of the work was thereby delayed, an extension of time.

      (i) Unless otherwise specified in the contract, the Government shall accept, as promptly as practicable after completion and inspection, all work required by the contract or that portion of the work the Contracting Officer determines can be accepted separately. Acceptance shall be final and conclusive except for latent defects, fraud, gross mistakes amounting to fraud, or the Government’s rights under any warranty or guarantee.

V. OTHER CONTRACT CLAUSES IN FULL TEXT

      THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO COST-REIMBURSEMENT AND FIXED-PRICE TASK ORDER EFFORTS.

E001 REQUIREMEENTS FOR DATA ACCEPTANCE (FINAL DD FORM 250)
(MAY 1997)

The Contractor shall prepare and submit a final DD Form 250 on a one-time basis collectively accounting for all completed Exhibit Line/Subline Items which called for submission of the data by letter of transmittal. The DD Form 250 shall include a list and an account of all data submitted by letter of transmittal and approved by the Government during the reporting period.

E002 REQUIREMENTS FOR DATA ACCEPTANCE (PERIODIC DD FORM 250)
(MAY 1997)

The Contractor shall prepare and submit a periodic DD Form 250 on a/an                   [TBD at Task Order level] basis collectively accounting for all completed Exhibit Line/Subline Items which

SECTION E F41624-01-D-8552

PART I — THE SCHEDULE

SECTION E — INSPECTION AND ACCEPTANCE

called for submission of the data by letter of transmittal. Each periodic DD Form 250 shall include a list and an account of all data submitted by letter of transmittal and approved by the Government during the reporting period.

E006 RECEIVING REPORT (DD FORM 250) MAILING ADDRESS (APR 1998)

(a) Submit original DD Form(s) 250 for all items deliverable under this contract (e.g. hardware, software, exhibit line items, status reports, services, etc.) to the following address:

HSW/PKV [Cognizant Task Order Administrator]
3207 North Road
Brooks AFB TX 78235-5363

(b) In addition, a copy of the DD Form 250 shall accompany each shipment for all deliverable items. Shipment addresses are specified in Section F of the schedule and/or on the Contract Data Requirements List.

(c) PROCESSING STATUS. Any inquiry as to the processing status of a DD Form 250 should be made to the following office: [TBD at each Task Order level].

SECTION E F41624-01-D-8552

PART I — THE SCHEDULE

SECTION F — DELIVERIES OR PERFORMANCE

SECTION F
DELIVERIES OR PERFORMANCE

I. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES BY
REFERENCE

      A.               THE FOLLOWING INCORPORATED BY REFERENCE CLAUSES SHALL BE APPLICABLE TO COST-REIMBURSEMENT AND FIXED-PRICE TASK ORDER EFFORTS.

52.211-13    TIME EXTENSIONS (SEP 2000)
52.247-34    F.O.B. DESTINATION (NOV 1991)

      B.               THE FOLLOWING INCORPORATED BY REFERENCE CLAUSE SHALL BE APPLICABLE TO TASK ORDER TYPES OTHER THAN COST-PLUS-FIXED-FEE.

52.211-12	LIQUIDATED DAMAGES — CONSTRUCTION (SEP 2000) — ALTERNATE I (APR 1984) Para (a), Dollar amount is [TBD at Task Order level]

II. OTHER CONTRACT CLAUSES IN FULL TEXT

      THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO COST-REIMBURSEMENT AND FIXED-PRICE TASK ORDER EFFORTS.

F002 PERIOD OF PERFORMANCE (FEB 1997)

Contract period of performance shall commence upon receipt of a fully executed contract and continue for ninety-six (96) months thereafter. No new orders will be placed after the end of the sixtieth (60th) month.

F003 CONTRACT DELIVERIES (FEB 1997)

The following terms, if used within this contract in conjunction with contract delivery requirements (including data deliveries), are hereby defined as follows:

(a)       “MAC” and “MARO” mean “months after the effective date for award of the contractual action (as shown in block 3, Section A, SF 26)”.

(b)       “WARO” means “weeks after the effective date for award of the contractual action”.

(c)       “DARO” means “days after the effective date for award of the contractual action”.

(d)       “ASREQ” means “as required”. Detailed delivery requirements are then specified elsewhere in Section F.

SECTION F F41624-01-D-8552

PART I — THE SCHEDULE

SECTION G — CONTRACT ADMINISTRATION DATA

SECTION G
CONTRACT ADMINISTRATION DATA

I. AIR FORCE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSE BY REFERENCE

      THE FOLLOWING INCORPORATED BY REFERENCE CLAUSE SHALL BE APPLICABLE TO COST-REIMBURSEMENT AND FIXED-PRICE TASK ORDER EFFORTS.

5352.232-9000	REMITTANCE ADDRESS (MAY 1996)

Name.	Versar, Inc.

Payment to:	Bank of America

Bank ABA#	051-000-017

Account #	411-310-3748

Lockbox #	631105

Payment by electronic funds are covered by 52.232-33, in Section I of this contract.

The Taxpayer Idenfitification Number (TIN) for the Contractor is: 54-0852979

Additional name. Versar, Inc.
Street address. P.O. Box. 631105
City. Baltimore
2 character state code. MD
Zip code. 21263-1105
Country. USA’

SECTION G F41624-01-D-8552

PART I — THE SCHEDULE

SECTION G — CONTRACT ADMINISTRATION DATA

II. AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSE IN FULL TEXT

      THE FOLLOWING FULL TEXT CLAUSE SHALL BE APPLICABLE TO COST-REIMBURSEMENT AND FIXED-PRICE TASK ORDER EFFORTS.

5352.237-9002 CONTRACT HOLIDAYS (AFMC) (JUL 1997)

(a)     The prices/costs in Section B of the contract include holiday observances; accordingly, the Government will not be billed for such holidays, except when services are required by the Government and are actually performed on a holiday. Holidays in addition to those reflected in this contract, which are designated by the Government, will be billable provided the assigned Contractor employee was available for performance and was precluded from such performance.

(b)     The following days are contract holidays:

New Year’s Day	01 January

Martin Luther King, Jr. Day	Third Monday of January

President’s Day	President’s Day

Memorial Day	Last Monday in May

Independence Day	First Monday in September

Columbus Day	Second Monday in October

Veteran’s Day	11 November

Thanksgiving	Fourth Thursday in November

Christmas Day	25 December

III. OTHER CONTRACT CLAUSES IN FULL TEXT

      A. THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO COST-REIMBURSEMENT AND FIXED-PRICE TASK ORDER EFFORTS.

G001 ACCOUNTING AND APPROPRIATION DATA (FEB 1997)

Accounting and appropriation data will be set forth on individual task orders issued hereunder.

PKV-G1 ESTIMATED CONTRACT AMOUNT (SEP 2000)

      (a)     The total program value for this acquisition is $750,000,000. The total dollar value of all orders placed on all contracts awarded will not exceed the total program value. The dollar amount of orders placed on any one contract cannot be determined in advance. Task orders will be placed in accordance with the terms of this solicitation.

      (b)     Notwithstanding FAR 52.216-19, Order Limitations (OCT 1995), if no orders are placed against this contract, the Contractor shall be paid the minimum guarantee of $15,000 in total.

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SECTION G — CONTRACT ADMINISTRATION DATA

      B. THE FOLLOWING FULL TEXT CLAUSE SHALL BE APPLICABLE TO COST-REIMBURSEMENT TASK ORDER EFFORTS ONLY.

PKV-G2 INVOICE AND PAYMENT PROCESS (COST REIMBURSEMENT)
(OCT 2000)

      (a)      A public voucher SF 1034, shall be submitted for each task order to the cognizant Defense Contract Audit Agency (DCAA) office pursuant to FAR 52.216-7 “Allowable Cost and Payment” clause. Copies (2) shall be forwarded concurrently to the cognizant Contract Administrator at HSW/PKV, 3207 North Road, Brooks AFB, TX 78235-5363, for AFCEE review. Under the provisions of FAR 42.803(b), the DCAA auditor, as the authorized representative of the Contracting Officer for examining vouchers received directly from contractors, will transmit provisionally approved vouchers to the cognizant disbursing office for payment.

      (b)      Those costs claimed, which are determined by the DCAA auditor to be unallowable or suspended, will be identified on DCAA Form 1 “Notice of Contract Costs Suspended and/or Disapproved,” which will be issued to the contractor, with a copy to cognizant ACO and one to the Contract Administrator at HSW/PKV. On such actions of suspended or disapproved costs, the contractor may appeal in writing to the cognizant ACO, who will make a determination promptly in writing. Any final decision by the Contracting Officer may be appealed thereafter in accordance with the provisions of the “Disputes” clause of the contract.

      (c) (1) For purposes of Award Fee billing, submittal of the public voucher shall be accompanied by the modification authorizing payment of Award Fee dollars.

           (2) For purposes of Fixed Fee billing, the contractor will submit an invoice to the Contract Administrator at HSW/PKV for the Contracting Officer Representative’s (COR) substantiation and certification as to arrangement of the percentage of work completed and forward approved invoice to the cognizant disbursement office for payment.

      (d)      Upon task order completion, the last voucher under each task order shall be identified as final. Final payment under each task order will be made upon final acceptance as evidence by an executed and approved DD Form 25OZ with a contractor assigned shipment number. The contractor shall forward the DD25OZ to the cognizant Contract Administrator at HSW/PKV, 3207 North Road, Brooks AFB, TX 78235-5363 for processing.

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      C. THE FOLLOWING FULL TEXT CLAUSE SHALL BE APPLICABLE TO FIXED-PRICE TASK ORDER EFFORTS ONLY.

PKV-G3 INVOICE AND PAYMENT PROCESS (FIXED-PRICE) (OCT 2000)

      (a)      Fixed-Price task order acceptance and payment will be accomplished in accordance with FAR 52.232-5. The contractor’s monthly estimate of the amount and value of work accomplished shall be submitted on a contractor signed and dated “Certificate of Performance” (CP) accompanied by a completed contractor invoice. The contractor shall provide the original plus a copy of the CP and the invoice to the cognizant Contract Administrator at HSW/PKV, 3207 North Road, Brooks AFB, TX 78235-5363.

      (b)      After approval of the estimate by the Contracting Officer Representative (COR), the original CP and invoice will be forwarded to the cognizant disbursing office for payment.

      (c)      Upon task order completion, the last invoice under each task order shall be identified as final. Final payment under each fixed price task order will be made upon final acceptance as evidence by an executed and approved DD Form 25OZ with a contractor assigned shipment number. The contractor shall forward the DD25OZ to the cognizant Contract Administrator at HSW/PKV, 3207 North Road, Brooks AFB, TX 78235-5363 for processing.

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SECTION H — SPECIAL CONTRACT REQUIREMENTS

SECTION H
SPECIAL CONTRACT REQUIREMENTS (SCR) — INDEX

OTHER CONTRACT CLAUSES IN FULL TEXT

      THE FOLLOWING FULL TEXT CLAUSES SHALL BE APPLICABLE TO COST-REIMBURSEMENT AND FIXED-PRICE TASK ORDER EFFORTS.

HO11 GUARANTEED FINAL REPORT (FEB 1997)

If this contract is terminated prior to completion, the Contractor agrees to provide a final report in accordance with Exhibit A, Data Item________________ [TBD at Task Order level]. During the life of the contract, the contractor shall continuously reserve sufficient funds from the amount allotted to guarantee the preparation and delivery of said final report. (The Government reserves the right not to request a final report)

H012 CONTRACTOR-ACQUIRED PROPERTY (SEP 1997)

Subject to the provisions of the Government Property clause of this contract, the Contractor is authorized to acquire the following listed property:

PROPERTY
[TBD at Task Order level]

H023 INDEFINITE QUANTITY (SEP 1997)

This is an Indefinite Quantity contract as contemplated by FAR 16.504. The total scope of the technical tasks for which orders may be issued is set forth in paragraph 1.0 of the attached Statement of Work. The maximum dollar amount the Government may order under this contract is $750,000,000.00; the minimum amount is $15,000.00.

H024 ORDERING PROCEDURES (SEP 1997)

Each task order shall be issued in accordance with the following procedures:

      (a) Request for Proposal — The Contracting Officer will furnish the contractor with a written request for proposal. The request will include:

(1)	A description of the specified work and data items required, including the site location,

(2)	the anticipated performance period and critical milestones,

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(3)	any Government-Furnished property, material, or base support to be made available for performance of the order;

•	Site Visit date

•	Rough Orders of Magnitude (ROM)

•	Lease versus Buy Analysis (if applicable)

(4)	any other pertinent information, (such as applicable Davis-Bacon wage rates).

      (b) Proposal — The Contractor shall, within the time specified in the order RFP, provide the Contracting Officer an original and copies [as determined at Task Order level] of the proposal. The proposal shall address:

(1)	The comprehensive technical and management approach to accomplish the work effort;

(2)	a detailed cost or pricing proposal in accordance with the instructions set forth in the RFP and FAR 15.403-5, Table 15-2;

(3)	a proposed schedule for completing the task order efforts;

(4)	proposed Small Business and Small Disadvantaged Business Subcontract Plan Goals; (if applicable);

(5)	any other pertinent information;

      (c) Discussions/Negotiations — The following is based on Awarding Orders Under Multiple Award Contracts PKV-H3:

(1)	Fair Opportunity to be Considered (one contractor solicited) — Upon receipt of the proposal, the Contracting Officer and Technical Representatives will review the proposal and enter into discussions/negotiations with the contractor as may be necessary.

(2)	Fair Opportunity to be Considered (multiple contractors solicited) — Upon receipt of the proposals, the Contracting Officer and Technical Representatives will review the initial proposals, decide to award without conducting discussions/negotiations or hold discussion with one or more contractors. When discussions/negotiations are conducted, each participating contractor shall be given one opportunity to revise its initial proposal to reflect any changes that result from the discussions/negotiations. The Contracting Officer will award the task order to the contractor offering the best value to the government, based on either the initial or a revised proposal. Unsuccessful offerors will be notified.

      (d) At the conclusion of discussions/negotiations, if requested by the Contracting Officer, the Contractor shall provide a Certificate of Cur-rent Cost or Pricing Data pursuant to FAR 15.403-4 using the format as set forth in FAR 15.406-2, if applicable. The Contracting

SECTION H F41624-01-D-8552

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SECTION H — SPECIAL CONTRACT REQUIREMENTS

Officer will unilaterally issue a Task Order which shall include:

(1)	Date of the order;

(2)	Contract and Task Order numbers;

(3)	Statement of Work, including references to applicable specifications;

(4)	Applicable Data Item Numbers from the Contract Data Requirement List (CDRL).

(5)	any Government-furnished property, material, or base support to be made available for performance of the order;

(6)	the agreed-to total amount and appropriate break out for the specific contract type;

(7)	accounting and appropriation data;

(8)	the names, addresses and phone numbers of the applicable Contracting Officer Representative (COR) as well as any other necessary points of contact; and

(9)	any other pertinent information deemed necessary to the performance of the order.

      (e)    The contractor shall commence all necessary and required preliminary work, to include but not be limited to, all required permits and/or bonds, if applicable, and those required data items (see contract Exhibits A, B and C), upon receipt of a duly executed task order or Notice of Award (NOA) signed by the Contracting Officer. The Contractor may visit the site to perform any necessary and required efforts prior to actual mobilization and start-up at the site. The contractor shall not commence actual remedial action/construction work at the site until receipt of a written Notice-To-Proceed (NTP) signed by the Contracting Officer. Prior to issuance of the NTP, the Government reserves the right to convene a post-award pre-construction conference at the applicable site. The contractor shall attend any such conference as directed by the Contracting Officer Representative. The contractor shall not deliver any materials or equipment to the site prior to receipt of an NTP or a written authorization signed by the Contracting Officer Representative.

H025 INCORPORATION OF SECTION K (OCT 1998)

Section K of the solicitation is hereby incorporated by reference.

H029 IMPLEMENTATION OF DISCLOSURE OF INFORMATION (OCT 1997)

In order to comply with DFARS 252.204-7000, Disclosure of Information, copies of any information to be released must be submitted to the address below for security and policy review and clearance 45 days prior to the scheduled release date:

SECTION H F41624-01-D-8552

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SECTION H — SPECIAL CONTRACT REQUIREMENTS

(a) Three (3) copies to: Office of Public Affairs, AFCEE/PA, 3207 North Road, Brooks AFB, TX 78235-5363

(b)      One (1) copy to: Contracting Officer, [TBD at Task Order level]

(c)      Three (3) copies to: Program Manager, [TBD at each Task Order level].

H033 SOLICITATION NUMBER (APR 1998)

Solicitation Number: F41624-00-R-8039

PKV-H1 TRANSPORTATION AND DISPOSAL OF HAZARDOUS WASTES AND
CONTAMINATED MATERIALS (SEP 2000)

In the performance of a Task Order, the Contractor may be required to transport hazardous waste and/or contaminated materials to off-site treatment or disposal facilities. When such transportation is stipulated, the contractor shall comply with the following requirements.

(a)      The contractor shall ensure that all waste transporters maintain insurance coverage for the transportation of hazardous waste as prescribed by all Federal, State, and/or local regulations and statutes.

(b)      The contractor shall ensure that all waste transport contractors provide the Contracting Officer Representative (COR) with a copy of their completed Resource Conservation and Recovery Act (RCRA) Part A waste transporter application and a notarized copy of their Environmental Protection Agency (EPA) waste transport identification number.

(c)      The Contractor shall ensure that all waste transport contractors provide the COR with notarized statements describing the status and background of any civil or criminal lawsuits filed against them within the last ten years.

(d)      The Contractor shall ensure that only trucks certified by the manufacturer as meeting the Department of Transportation (DOT) 311 and 312 specifications are used to transport bulked liquid waste.

(e)      The Contractor shall ensure that all Installation Restoration Program (IRP) waste materials transported to any off-site locations have waste manifests signed by the Government accompanying the shipments.

(f) The Contractor shall ensure that all IRP waste materials transported on public roads have bills of lading accompanying the shipments in addition to waste manifests.

(g) The Contractor shall ensure that all waste transport vehicle operators comply with the minimum health and safety training requirements specified by EPA, DOT and the Occupational

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Safety and Health Administration (OSHA) for hazardous waste vehicle operators.

(h)      The Contractor shall obtain letters of commitment from waste haulers and from treatment, disposal, or recovery facility owners/operators to haul and accept Air For-ce Waste shipments. The letters shall indicate all agreements and commitments for handling and acceptance of the specified materials as described in each contract.

PKV-H2 TEAMING ARRANGEMENTS (SEP 2000)

a)      If this contract was awarded from an offer submitted on the basis of a major teaming arrangement, the Government’s consideration of the Contractor for placement of task orders will reflect the teaming arrangement. In the event that the teaming arrangement is dissolved or significantly changed, the Government reserves the right to reconsider the suitability of the changed arrangements for purposes of issuing task orders.

(b)      Should it become advantageous to deviate from the initial teaming arrangement, the Contractor should request approval from the Contracting Officer before making such arrangements.

(c)      This does not authorize Contractor team arrangements in violation of antitrust statutes or limit the Government’s rights to require consent to subcontract. The prime Contractor is held fully responsible for contract performance, regardless of any team arrangement between the prime Contractor and its subcontractors.

(d)      Notwithstanding the above teaming arrangements and issues relating to consent, all teaming arrangement (subcontract) pricing must be supported in accordance with FAR 15.404-3. Subcontract cost and pricing data, as appropriate, should be presented in task order proposals.

(e)      The following subcontractors were evaluated during source selection and are considered to be team members. It is not necessary to compete these subcontractors at the Task Order level. Subcontract costs must still be determined to be fair and reasonable.

ARCADIS/Geraghty and Miller

PKV-H3 AWARDING ORDERS UNDER MULTIPLE AWARD CONTRACTS
(SEP 2000)

(a)      All multiple award Contractors shall be provided a fair opportunity to be considered for each order in excess of $2,500 pursuant to the procedures established in this clause, unless the Contracting Officer determines that:

(1)	The agency’s need for the services or supplies ‘s of such urgency that providing such opportunity to all such Contractors would result in unacceptable delays;

(2)	Only one such Contractor is capable of providing the services or supplies at the level of quality required because the services or supplies ordered are unique or highly specialized;

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(3)	The task or Task Order should be issued on a sole source basis, in the interest of economy or efficiency, because it is a logical follow-on to an order already issued under the contract (provided that all awardees were given a fair opportunity pursuant to the procedures in this clause to be considered for the original order); or

(4)	It is necessary to place an order to satisfy a minimum guarantee.

(b) Unless the procedures in paragraph (a) are used for awarding individual orders, multiple award Contractors will be provided a fair opportunity to be considered for each order using the following procedures:

In accordance with FAR 16.505 the following procedures will be used by the Contracting Officer to ensure fair opportunity to be considered in the placement of task orders. Fair opportunity to be considered for placement of all task orders will consist of a Government review of the below listed consideration factors. These factors are listed in the order of importance. Contractor selection will be based on an integrated assessment of all the consideration factors.

(1)	Specific technical and/or management capabilities

(2)	Proximity to the proposed work site

(3)	Availability of labor and resources

(4)	Contractor performance on prior TOs

(i)	Cost control

(ii)	Quality of work

(iii)	Customer Satisfaction

(iv)	Compliance with law/regulation (e.g. local preference)

(5) Schedule driver (regulatory, risk, reuse, obligation rates)

(6) Cost (using matrix of contractor-specific costs)

The contracting officer will develop a cost estimate for each contractor, using respective current cost history and labor hours and labor mix from the task order government estimate. In the absence of cur-rent cost history, and as an interim measure, the fully burdened labor rates provided by the contractor under this RFP (Section L-5.7) will be applied against the labor hours and categories of the government estimate. The resultant estimate will be used along with the other criteria to make the best value determination at the task order level

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SECTION H — SPECIAL CONTRACT REQUIREMENTS

(c)      Under the provisions of the Federal Acquisition Streamlining Act of 1994, 10 U.S.C. 2304 (c) (Public Law 103-355), a protest is not authorized in connection with the issuance or proposed issuance of an individual Task Order except for a protest on the grounds that the order increases the scope, period, or maximum value of the contract under which the order is issued.

(d)      For this contract, the designated Task Order ombudsman is Mrs. Patsy Reeves: 31 1TH Human Systems Wing (HSW) (Contracting) HSW/PK, 8005 0 Streets (Bldg. 626) Brooks AFB, TX 78235-5353; telephone, (210) 536-6312; fax, (210) 536-4253; e-mail address, Patsy.Reeves@brooks.af.mii. The Task Order ombudsman is responsible for reviewing complaints from multiple award Contractors and ensuring that all of the Contractors are afforded a fair opportunity to be considered for Task Orders in excess of $2,500, consistent with procedures in the contract. However, it is not within the designated Task Order contract ombudsman’s authority to prevent the issuance of an order or disturb an existing order.

(e) This clause does not guarantee the Contractor issuance of any Task Order above the minimum guarantee stated in H023 of this contract.

PKV-H4 DD FORM 1423-1 (OCT 2000)

      a.      All technical data and identified administrative reports contractually required at the Task Order level shall be supplied in accordance with attached CDRL.

      b.      The offeror may propose, at the Task Order level, alternative offers which recommend substitutions or eliminations of the stated requirements. Substantiate each recommendation and describe the projected savings that would result by accepting the alternative offer.

PKV-H5 TELEPHONE COMSEC NOTICE (SEP 2000)

All communications with DoD organizations are subject to communications security (COMSEC) review. Contractor personnel will be aware that telecommunications networks are continually subject to intercept by unfriendly intelligence organizations. The DoD has authorized the military departments to conduct COMSEC monitoring and recording of telephone calls originating from, or terminating at, DoD organizations. Therefore, civilian Contractor personnel are advised that any time they place a call to, or receive a call from, a USAF organization, they are subject to COMSEC procedures. The Contractor will assume the responsibility for ensuring wide and frequent dissemination of the above information to all employees dealing with official DoD information.

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PKV-H6 HOURS OF WORK (SEP 2000)

The normal hours of work on military installations (unless otherwise stated) are from 7:30 a.m. to 4:30 p.m., Monday through Friday, excluding holidays. The lunch period for Contractors requiring escorts is from 11:30 a.m. to 12:30 p.m. Access to work sites may be restricted to these hours and days. For work during other than normal hours of work, the Contractor shall submit, in writing, for the Contracting Officer’s approval, a notice of any period of scheduled work other than the normal hours of work specified above. This notice shall be submitted not less than three (3) work days prior to each period of work scheduled at times other than normal hours of work including Federal holidays.

PKV-H7 REQUIRED INSURANCE (SEP 2000)

The Contractor shall procure and maintain during the entire period of performance of this contract the following minimum insurance:

TYPE	AMOUNT

Workers Compensation	As required by law, except that if this contract is to be performed in a state which does not require or permit private insurance, the compliance with the statutory or administrative requirement in any such state will be satisfactory. The required workman’s compensation insurance shall extend to cover employers’ liability for accidental bodily injury or death and for occupational disease with a minimum in liability limit of $100,000.

Comprehensive General	Minimum limits of $500,000 per occurrence Liability for bodily injury.

Comprehensive Automobile	Minimum limits of $200,000 per person, $500,000 per liability occurrence for bodily injury and $20,000 per accident for property damage. This insurance shall extend to cover hired cars and automobile non-ownership liability.

PKV-H8 FIRM-FIXED-PRICE TASK ORDER COST (SEP 2000)

In Firm-Fixed-Price task orders the cost for labor, materials, communication, subcontracting, travel and other direct cost items shall be included in the line item for the basic service. Negotiation and agreement on total price to the government for the effort specified shall constitute the Firm-Fixed-Price for the task order. The Contractor shall be obligated to perform the effort specified in the task order.

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SECTION H — SPECIAL CONTRACT REQUIREMENTS

PKV-H9 DAVIS-BACON REQUIREMENTS (SEP 2000)

The contractor hereby agrees to comply with the Davis-Bacon Act and related clauses when work on a Task Order contains construction efforts costing in excess of $2,000. All applicable clauses are set forth in Section I, Contract Clauses, of this contract and as stipulated in FAR 22.407(a) and (c). The items of construction work will be identified in each task order.

SECTION H F41624-01-D-8552